UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: March 31, 2018

Item 1. Report to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Ticker Symbol: (TDVFX)

SEMI-ANNUAL REPORT

MARCH 31, 2018

Towle Deep Value Fund

A series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	4
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Expense Example	18

This report and the financial statements contained herein are provided for the general information of the shareholders of the Towle Deep Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.towlefund.com

TOWLE & CO.

D E E P   V A L U E   I N V E S T I N G

1-888-998-6953

April 2018

To Our Shareholders:

Pullback! On the heels of a strong finish to 2017, followed by an exuberant equity market in January 2018, the Towle Deep Value Fund (the “Fund”) turned decidedly negative in February and March. While the S&P 500 Index held its ground, the Fund declined over 9% in the first quarter. This divergence is normal and serves an excellent reminder of the inherent volatility of the Fund’s strategy. In light of this dynamic, we implore shareholders to look past unexpected, short-term price movements and focus, instead, on the long-term return advantages of the deep value space. More importantly, you should recognize that higher volatility is welcomed at Towle & Co. as these conditions can lead to exaggerated asset mispricing which, in turn, may create an attractive opportunity to refresh the Fund’s portfolio.

Short and long term performance results are noted below.

For the six months ended March 31, 2018, the Fund produced a total return of -4.89% compared to a total return of -0.65% for the Russell 2000 Value and 5.84% for the S&P 500 Index.

For the 12 months ended March 31, 2018, the Fund produced a total return of -0.03% compared to a total return of 5.13% for the Russell 2000 Value and 13.99% for the S&P 500 Index.

From inception to March 31, 2018, the Fund has compounded capital at a 14.29% annualized rate of return compared to 12.17% for the Russell 2000 Value and 14.28% for the S&P 500 Index.

During the past two months, the downward pricing pressure on the Fund’s holdings was broad-based with only a handful of securities ending the quarter on a higher note. Positions in the Consumer Discretionary and Industrials sectors experienced the largest price declines, detracting over 6% in aggregate from the quarterly return. The two bright spots in the portfolio were Unisys Corporation (UIS) and Fiat Chrysler Automobiles (FCAU) which returned 32% and 15%, respectively for the three months ending March 31st.

In an effort to more fully explain the recent decline in the Fund’s portfolio prices, we highlight four main issues:

1.	Overextended valuations in January. A key measurement of stock market value, the Rule of 20, topped out at 23.2, the highest reading since the founding of Towle & Co. in 1981. We define the Rule of 20 as the Value Line Price-to-Earnings (P/E) plus the Consumer Price Index (inflation).

Period	Reading
January 31, 2018	23.2
March 30, 2018	21.1
Five Year Average	19.9

We embrace the equity price decline of February and March. While still above the five-year average, the Rule of 20 dropped by nearly 10% since January, a constructive move.

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month end please call 1-888-998-6953.

2.	Higher inflation and interest rates. As inflation and interest rates move up, valuation multiples or P/E ratios typically decline. This relationship is reflected in the Rule of 20 readings in the above table. Jim Paulsen, Chief Investment Strategist of The Leuthold Group, sums it up. “The secret sauce of this bull market has been the economy’s ability to grow without inflation or sparking higher interest rates. That’s changed.”

3.	Tariffs and trade. On March 1st, the Trump administration announced potential tariffs on aluminum and steel. The threat of an escalating trade war with China and other nations introduced substantial uncertainty for investors.

4.	No love for value. Large capitalization and technology stocks have driven S&P 500 performance of late and continue to be the “darlings” of the investment community. “Growth’s recent victory over value has been both stark and historic.” (Fortune, Ryan Derousseau, April 1, 2018)

As we write this letter, deep value investing is conclusively out of favor. Based on Capital IQ consensus earnings estimates for 2018 and 2019, a noticeable valuation gap between the Towle Portfolio and the S&P 500 has formed.

	Towle Portfolio		S&P 500
	2018	2019	2018	2019
Median P/E (X)	7.6	7.5	16.9	15.4
Median Earnings Yield (%)	12.9	13.4	5.9	6.5

As mentioned previously, the ebullient investor sentiment of January turned into hesitancy and skepticism by the end of March, a welcomed shift from an overextended market. A period of consolidation is now underway, tempering the speculative fervor and “bubble-like” behavior of late 2017 and early 2018.

Prospects for continued economic growth potential in 2018 appear intact. Consumer confidence and small business optimism approach all time highs. Energy and related commodity prices are manageable. Interest rates, as measured by the 10- year Treasury Bond, are relatively low based on history. Reported inflation of 2.2% remains below levels of concern. The International Monetary Fund projects global Gross Domestic Product (GDP) growth of 3.9% in 2018 compared to annual GDP growth of 3.4% since 2012. A dramatic reduction in the U.S. tax rate for corporations is now the law of the land, declining from 35% to 21%. Possibly, tax reform and recently signed stimulus legislation will offset, to some degree, the impact of higher rates of interest and inflation, enabling economic expansion to continue into the future.

For investors, however, uncertainties remain that run counter to the positive economic backdrop. The stock market is approaching the longest “bull run” in recent history, and normal volatility has resumed. Improving growth may not last, resulting in a recession. Inflation and interest rates may rise faster than market expectations. Corporate and federal debt are high and heading higher.

Amidst these competing forces, the Towle Deep Value Fund languishes, down 9.3% year-to-date, net-of-fees. However, we have learned over the years that today’s weak stock prices don’t necessarily translate into “bad news” tomorrow. Based on Capital IQ earnings estimates (see #4 above) and our three-year sell target projections, the Fund’s portfolio is undervalued in our view.

At Towle & Co., we simply believe in the importance of capital creation for all and the certainty of economic progress. Over many years, we have found that a persistent deep value strategy has been a productive capital creator. In today’s positive economic environment, we will continue to invest in deep value equities as long as those investments meet our strict standards.

Thank you for investing side by side with us.

J. Ellwood Towle

Christopher D. Towle

Peter J. Lewis, CFA

James M. Shields, CFA

Wesley R. Tibbetts, CFA

Stock fund prices fluctuate and investors may lose principal value. Micro-cap, small-cap and mid-cap stocks involve greater risks, and they can fluctuate in price more than larger company stocks. Foreign investments present additional risk due to currency exchange rate fluctuations, economic developments, political instability, and other factors. The Fund is non-diversified which increases the risk that the value of the Fund could go down because of the poor performance of a single investment. A value oriented investing style may go in and out of favor which may cause the Fund to sometimes underperform other equity fund.

Instances of high double-digit returns are extraordinary and may not be repeated. The recent growth rate in the stock market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The views in this shareholder letter were those of the Fund Managers as of the letter’s publication date and may not reflect their views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

Towle Deep Value Fund

FUND PERFORMANCE at March 31, 2018 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Russell 2000 Value Index. The value of the Russell 2000 Value Index on October 28, 2011 is used as the beginning value on October 31, 2011. Results include reinvestment of all dividends and capital gains.

The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. This Index does not reflect expenses, fees or sales charge, which would lower performance. The Index is unmanaged and it is not possible to invest in an index.

Average Annual Total Return as of March 31, 2018	1 Year	5 Years	Since Inception	Inception Date
Towle Deep Value Fund	-0.03%	13.10%	14.29%	10/31/11
Russell 2000 Value Index	5.13%	9.96%	12.17%	10/31/11

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling 1-888-99TOWLE (888-998-6953).

Gross expense ratio was 1.13% and net expense ratio after recoupment of waived fees and/or reimbursed expenses was 1.20%. These were the amounts stated in the current prospectus dated February 1, 2018. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. While the Fund's advisor has contractually agreed to waive its fees and/or pay operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.20% of the average daily net assets of the Fund, such a fee waiver of expense absorption was not necessary for the six month ended March 31, 2018, as the annual fund expenses fell below its threshold. This agreement is in effect until January 31, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

Towle Deep Value Fund

SCHEDULE OF INVESTMENTS

As of March 31, 2018 (Unaudited)

Number of Shares		Value

	Common Stocks – 98.6%
	Basic Materials – 3.9%
338,350	Ryerson Holding Corp.*	$2,757,553
206,650	Shiloh Industries, Inc.*	1,797,855
		4,555,408
	Consumer, Cyclical – 40.2%
70,350	Adient PLC	4,204,116
1,041,440	Ascena Retail Group, Inc.*	2,093,294
153,100	Bed Bath & Beyond, Inc.	3,213,569
367,620	Fiat Chrysler Automobiles N.V.[1]	7,543,562
481,000	Francesca's Holdings Corp.*	2,308,800
216,210	GameStop Corp. - Class A	2,728,570
127,900	Goodyear Tire & Rubber Co.	3,399,582
40,550	Group 1 Automotive, Inc.	2,649,537
140,860	Meritor, Inc.*	2,896,082
1,286,400	Office Depot, Inc.	2,765,760
1,020,920	Pier 1 Imports, Inc.	3,287,362
160,530	Sonic Automotive, Inc. - Class A	3,042,044
632,060	Sportsman's Warehouse Holdings, Inc.*	2,578,805
165,570	Tower International, Inc.	4,594,568
		47,305,651
	Consumer, Non-cyclical – 8.0%
555,800	RR Donnelley & Sons Co.	4,852,134
298,140	SUPERVALU, Inc.*	4,540,672
		9,392,806
	Energy – 10.2%
1,722,440	Parker Drilling Co.*	1,093,749
112,540	PBF Energy, Inc. - Class A	3,815,106
291,070	Renewable Energy Group, Inc.*	3,725,696
768,800	Southwestern Energy Co.*	3,328,904
		11,963,455
	Financial – 5.5%
184,050	Ally Financial, Inc.	4,996,958
31,200	CNA Financial Corp.	1,539,720
		6,536,678
	Industrial – 25.3%
324,700	Aegean Marine Petroleum Network, Inc.[1]	730,575
34,300	ArcBest Corp.	1,099,315
86,870	Atlas Air Worldwide Holdings, Inc.*	5,251,292
415,850	Celadon Group, Inc.	1,538,645
222,920	Chicago Bridge & Iron Co. N.V.	3,210,048
215,340	Flex Ltd.*	3,516,502
105,100	Trinseo S.A.	7,782,655

Towle Deep Value Fund

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2018 (Unaudited)

Number of Shares		Value

	COMMON STOCKS (Continued)
	Industrial (Continued)
167,300	Triumph Group, Inc.	$4,215,960
109,180	Tutor Perini Corp.*	2,407,419
		29,752,411
	Technology – 4.3%
471,800	Unisys Corp.*	5,071,850

	Utilities – 1.2%
96,170	Korea Electric Power Corp. - ADR*1	1,480,056

	Total Common Stocks (Cost $104,610,308)	116,058,315

Principal Amount

	Short-Term Investments – 1.8%
$2,132,536	UMB Money Market Fiduciary, 0.01%[2]	2,132,536

	Total Short-Term Investments (Cost $2,132,536)	2,132,536

	Total Investments – 100.4% (Cost $106,742,844)	118,190,851
	Liabilities in Excess of Other Assets – (0.4)%	(457,650)

	Total Net Assets – 100.0%	$117,733,201

ADR – American Depositary Receipt

PLC – Public Limited Company

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Towle Deep Value Fund

SUMMARY OF INVESTMENTS

As of March 31, 2018 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer, Cyclical	40.2%
Industrial	25.3%
Energy	10.2%
Consumer, Non-cyclical	8.0%
Financial	5.5%
Technology	4.3%
Basic Materials	3.9%
Utilities	1.2%
Total Common Stocks	98.6%
Short-Term Investments	1.8%
Total Investments	100.4%
Liabilities in Excess of Other Assets	(0.4)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Towle Deep Value Fund

STATEMENT OF ASSETS AND LIABILITIES

As of March 31, 2018 (Unaudited)

Assets:
Investments, at value (cost $106,742,844)	$118,190,851
Receivables:
Investment securities sold	144,137
Fund shares sold	44,023
Dividends and interest	122,139
Prepaid expenses	20,079
Total assets	118,521,229

Liabilities:
Payables:
Fund shares redeemed	648,602
Advisory fees	83,757
Shareholder servicing fees (Note 7)	6,597
Fund administration fees	13,320
Auditing fees	9,012
Fund accounting fees	7,320
Transfer agent fees and expenses	5,720
Custody fees	3,207
Trustees' deferred compensation (Note 3)	971
Trustees' fees and expenses	718
Chief Compliance Officer fees	662
Accrued other expenses	8,142
Total liabilities	788,028

Net Assets	$117,733,201

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$103,216,940
Accumulated net investment income	6,691
Accumulated net realized gain on investments	3,061,563
Net unrealized appreciation on investments	11,448,007
Net Assets	$117,733,201

Number of shares issued and outstanding	6,922,703
Net asset value per share	$17.01

See accompanying Notes to Financial Statements.

Towle Deep Value Fund

STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2018 (Unaudited)

Investment Income:
Dividends (net of foreign tax withholding of $28,382)	$993,263
Interest	298
Total investment income	993,561

Expenses:
Advisory fees	483,690
Fund administration fees	61,087
Shareholder servicing fees (Note 7)	42,858
Registration fees	27,769
Fund accounting fees	26,967
Transfer agent fees and expenses	24,892
Legal fees	14,468
Custody fees	11,534
Auditing fees	8,851
Miscellaneous	6,658
Shareholder reporting fees	6,632
Chief Compliance Officer fees	6,581
Trustees' fees and expenses	4,689
Insurance fees	777
Total expenses	727,453
Advisory fees recovered	7,266
Net expenses	734,719
Net investment income	258,842

Realized and Unrealized Gain (Loss):
Net realized gain on investments	10,404,123
Net change in unrealized appreciation/depreciation on investments	(17,237,757)
Net realized and unrealized loss	(6,833,634)

Net Decrease in Net Assets from Operations	$(6,574,792)

See accompanying Notes to Financial Statements.

Towle Deep Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended March 31, 2018 (Unaudited)	For the Year Ended September 30, 2017
Increase (Decrease) in Net Assets from:
Operations:
Net investment gain (loss)	$258,842	$(136,759)
Net realized gain on investments	10,404,123	18,579,213
Net change in unrealized appreciation/depreciation
on investments	(17,237,757)	10,687,238
Net increase (decrease) in net assets resulting from operations	(6,574,792)	29,129,692

Distributions to Shareholders:
From net investment income	(252,151)	-
From net realized gains	(22,407,031)	-
Total distributions to shareholders	(22,659,182)	-

Capital Transactions:
Net proceeds from shares sold	20,119,440	73,600,589
Reinvestment of distributions	22,346,917	-
Cost of shares redeemed[1]	(11,335,469)	(90,069,053)
Net increase (decrease) in net assets from capital transactions	31,130,888	(16,468,464)

Total increase in net assets	1,896,914	12,661,228

Net Assets:
Beginning of period	115,836,287	103,175,059
End of period	$117,733,201	$115,836,287

Accumulated net investment income	$6,691	$-

Capital Share Transactions:
Shares sold	1,042,324	3,715,262
Shares reinvested	1,216,490	-
Shares redeemed	(602,102)	(4,628,532)
Net increase (decrease) in capital share transactions	1,656,712	(913,270)

[1]	Net of redemption fee proceeds of $4,765 and $126,824, respectively.

See accompanying Notes to Financial Statements.

Towle Deep Value Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Six Months Ended	For the Year Ended September 30,
	March 31, 2018 (Unaudited)	2017	2016	2015	2014	2013

Net asset value, beginning of period	$22.00	$16.70	$13.08	$14.97	$15.31	$10.05
Income from Investment Operations:
Net investment gain (loss)[1]	0.04	(0.02)	(0.04)	(0.02)	(0.07)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.80)	5.30	4.22	(1.38)	0.44	5.30
Total from investment operations	(0.76)	5.28	4.18	(1.40)	0.37	5.28
Less Distributions:
From net investment income	(0.05)	-	-	-	-	(0.01)
From net realized gains	(4.18)	-	(0.56)	(0.49)	(0.71)	(0.01)
Total distributions	(4.23)	-	(0.56)	(0.49)	(0.71)	(0.02)

Redemption fee proceeds[1]	- [2]	0.02	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$17.01	$22.00	$16.70	$13.08	$14.97	$15.31

Total return[3]	(4.89)%[4]	31.74%	33.09%	(9.88)%	2.32%	52.55%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$117,733	$115,836	$103,175	$56,229	$59,372	$39,147

Ratio of expenses to average net assets:
Before fees waived/recovered	1.19%[5]	1.13%	1.23%	1.26%	1.32%	2.14%
After fees waived/recovered	1.20%[5]	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets:
Before fees waived/recovered	0.43%[5]	(0.03)%	(0.29)%	(0.16)%	(0.53)%	(1.05)%
After fees waived/recovered	0.42%[5]	(0.10)%	(0.26)%	(0.10)%	(0.41)%	(0.11)%
Portfolio turnover rate	23%[4]	62%	40%	44%	23%	43%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Towle Deep Value Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2018 (Unaudited)

Note 1 – Organization

Towle Deep Value Fund (the “Fund”) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek long-term capital appreciation. The Fund commenced investment operations on October 31, 2011.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

Towle Deep Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2018 (Unaudited)

(c) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended September 30, 2015-2017 and as of and during the six months ended March 31, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders

The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Towle & Co. (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.79% of the Fund’s average daily net assets. The Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.20% of the average daily net assets of the Fund. This agreement is in effect until January 31, 2019, and it may be terminated before that date only by the Trust's Board of Trustees.

Towle Deep Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2018 (Unaudited)

For the six months ended March 31, 2018, the Advisor recovered $7,266 of previously waived advisory fees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At March 31, 2018, the amount of these potentially recoverable expenses was $19,080. The Advisor may recapture all or a portion of this amount no later than September 30, 2019.

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the six months ended March 31, 2018, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund's Board of Trustees has adopted a Deferred Compensation Plan (the "Plan") for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various Fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund's liability for these amounts is adjusted for market value changes in the invested Fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees' fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the six months ended March 31, 2018, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At March 31, 2018, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$109,383,128

Gross unrealized appreciation	$23,637,277
Gross unrealized depreciation	(14,829,554)

Net unrealized appreciation on investments	$8,807,723

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Towle Deep Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2018 (Unaudited)

As of September 30, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	17,704,755
Accumulated earnings	17,704,755

Accumulated capital and other losses	-
Unrealized appreciation on investments	26,045,480
Total accumulated earnings	$43,750,235

The tax character of the distributions paid during the fiscal years ended September 30, 2017 and September 30, 2016 were as follows:

Distribution paid from:	2017	2016
Ordinary income	$-	$-
Net long-term capital gains	-	2,503,570
Total distributions paid	$-	$2,503,570

During the fiscal year ended September 30, 2017, the Fund utilized $2,815,874 of its short-term capital loss carryover.

Note 5 – Redemption Fee

The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the six months ended March 31, 2018 and for the year ended September 30, 2017, the Fund received $4,765 and $126,824, respectively.

Note 6 – Investment Transactions

For the six months ended March 31, 2018, purchases and sales of investments, excluding short-term investments, were $37,230,714 and $26,218,775, respectively.

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the six months ended March 31, 2018, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Towle Deep Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2018 (Unaudited)

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of March 31, 2018, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$116,058,315	$-	$-	$116,058,315
Short-Term Investments	2,132,536	-	-	2,132,536
Total Investments	$118,190,851	$-	$-	$118,190,851

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major sector classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 or Level 3 securities at period end.

Towle Deep Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2018 (Unaudited)

Transfers between Levels 1, 2, or 3 are recognized at the end of the reporting period. There were no transfers between levels at period end.

Note 10 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

Towle Deep Value Fund

EXPENSE EXAMPLE

For the Six Months Ended March 31, 2018 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2017 through March 31, 2018.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	10/1/17	3/31/18	10/1/17 – 3/31/18
Actual Performance	$ 1,000.00	$951.10	$ 5.84
Hypothetical (5% annual return before expenses)	1,000.00	1,018.95	6.04

*	Expenses are equal to the Fund’s annualized expense ratio of 1.20% multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period). The expense ratio reflect an expense recovery of previously waived and/or absorbed fees and/or expenses. Assumes all dividends and distributions were reinvested.

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Towle Deep Value Fund

A series of Investment Managers Series Trust

Investment Advisor

Towle & Co.

1610 Des Peres Road, Suite 250

St. Louis, Missouri 63131

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Towle Deep Value Fund	TDVFX	461 418 360

Privacy Principles of the Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Towle Deep Value Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at 1-888-99TOWLE (888-998-6953) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling 1-888-99TOWLE (888-998-6953) or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at 1-888-99TOWLE (888-998-6953). The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800- SEC-0330.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at 1-888-99TOWLE (888-998-6953).

Towle Deep Value Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: 1-888-99TOWLE (888-998-6953)

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(b)	(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(c)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	6/08/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	6/08/2018

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	6/08/2018